UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-1295

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821-3000

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

Item 1. Schedule of Investments

SMA Relationship Trust - Series A

Industry diversification (unaudited)[1] As a percentage of net assets as of September 30, 2013
Bonds
Non-US government obligations	12.33%
Total bonds	12.33%
Investment company
UBS Global Corporate Bond Relationship Fund	50.77
Short-term investments	25.91
Options purchased	2.22
Total investments	91.23%
Cash and other assets, less liabilities	8.77
Net assets	100.00%

1 Figures represent the direct investments of SMA Relationship Trust—Series A (excluding derivatives exposure). Figures might be different if a breakdown of the affiliated underlying investment company and derivatives exposure were included.

SMA Relationship Trust - Series A — Portfolio of investments

September 30, 2013 (unaudited)

	Shares		Value
Bonds: 12.33%
Non-US government obligations: 12.33%
Australia: 6.09%
Government of Australia
4.250%, due 07/21/17	AUD	729,000	$711,823
4.500%, due 04/15/20		717,000	708,561
4.750%, due 06/15/16		725,000	712,044
			2,132,428
Italy: 6.24%
Buoni Poliennali Del Tesoro
3.500%, due 11/01/17	EUR	532,000	730,882
3.750%, due 08/01/16		521,000	730,642
4.750%, due 08/01/23[1]		518,000	724,660
			2,186,184
Total Non-US government obligations
(cost $4,189,625)			4,318,612
Total bonds
(cost $4,189,625)			4,318,612

Investment company: 50.77%
UBS Global Corporate Bond
Relationship Fund*[2]
(cost $17,123,315)	1,444,531		17,781,453

Short-term investments: 25.91%
Investment company: 6.06%
UBS Cash Management Prime
Relationship Fund[2]
(cost $2,122,179)	2,122,179		2,122,179
US government obligations: 19.85%
US Treasury Bills,
0.098%, due 05/01/14[3]		3,478,000	3,477,130
0.105%, due 05/29/14[3]		3,478,000	3,476,957
Total US government obligations
(cost $6,951,558)			6,954,087
Total short-term investments
(cost $9,073,738)			9,076,266

	Number of contracts
Options purchased*: 2.22%
Call options — 2.22%
DAX Index strike @ EUR
8,750, expires March 2014		60	128,129
E-mini S&P 500 Index strike @ USD
1,750, expires March 2014		31	94,550
EURO STOXX 50 Index strike @ EUR
3,000, expires March 2014		134	155,540
FTSE 100 Index strike @ GBP
7,000, expires March 2014		17	12,935
FTSE 100 Index strike @ GBP
6,800, expires December 2013		35	18,132
Hong Kong Hang Seng Index strike @
HKD 23,600, expires March 2014		24	112,327
NIKKEI 225 Index strike @ JPY
14,500, expires March 2014		25	223,816
S&P/ASX 200 Index strike @ AUD
5,400, expires March 2014		36	32,711
Total options purchased
(cost $772,996)			778,140

Total investments: 91.23%
(cost $31,159,674)			31,954,471
Cash and other assets, less liabilities: 8.77%			3,070,376
Net assets: 100.00%			35,024,847

SMA Relationship Trust - Series A — Portfolio of investments

September 30, 2013 (unaudited)

Notes to portfolio of investments Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$881,660
Gross unrealized depreciation	(86,863)
Net unrealized appreciation of investments	$794,797

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	GBP	440,000	SEK	4,539,088	12/11/13	$(6,816)
JPMCB	AUD	4,210,000	USD	3,830,450	12/11/13	(78,921)
JPMCB	CAD	2,085,000	USD	1,978,297	12/11/13	(42,271)
JPMCB	CHF	1,635,000	USD	1,746,963	12/11/13	(62,042)
JPMCB	EUR	2,300,000	USD	3,036,298	12/11/13	(75,832)
JPMCB	GBP	400,000	USD	623,728	12/11/13	(23,494)
JPMCB	HKD	885,000	USD	114,142	12/11/13	17
JPMCB	NZD	3,645,000	USD	2,851,611	12/11/13	(160,975)
JPMCB	SEK	9,220,000	USD	1,389,600	12/11/13	(42,689)
JPMCB	USD	1,061,487	JPY	105,600,000	12/11/13	13,319
JPMCB	USD	599,719	MXN	8,080,000	12/11/13	13,998
JPMCB	USD	1,366,911	NOK	8,320,000	12/11/13	13,040
JPMCB	USD	199,873	NZD	240,000	12/11/13	(1,514)
JPMCB	USD	684,762	PHP	30,400,000	12/11/13	13,433
JPMCB	USD	534,450	PLN	1,740,000	12/11/13	20,391
MSCI	AUD	750,000	USD	704,410	12/11/13	7,966
Net unrealized depreciation on forward foreign currency contracts						$(412,390)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
5 Year US Treasury Notes, 29 contracts (USD)	December 2013	$(3,469,343)	$(3,510,359)	$(41,016)
10 Year US Treasury Notes, 49 contracts (USD)	December 2013	(6,086,361)	(6,193,141)	(106,780)
Index futures buy contracts:
FTSE MIB Index, 10 contracts (EUR)	December 2013	1,189,627	1,178,197	(11,430)
Mini MSCI Emerging Markets Index, 28 contracts (USD)	December 2013	1,395,162	1,375,780	(19,382)
MSCI Taiwan Index, 19 contracts (USD)	October 2013	555,461	545,490	(9,971)
TOPIX Index, 4 contracts (JPY)	December 2013	481,197	486,902	5,705
Index futures sell contracts:
CAC 40 Euro Index, 21 contracts (EUR)	October 2013	(1,176,720)	(1,177,872)	(1,152)
Interest rate futures buy contracts:
Australian Government 10 Year Bond, 20 contracts (AUD)	December 2013	2,137,604	2,194,457	56,853
Long Gilt, 9 contracts (GBP)	December 2013	1,592,480	1,607,373	14,893
Interest rate futures sell contracts:
Euro-Bund, 8 contracts (EUR)	December 2013	(1,492,214)	(1,520,604)	(28,390)
Net unrealized depreciation on futures contracts				$(140,670)

SMA Relationship Trust - Series A — Portfolio of investments

September 30, 2013 (unaudited)

Options written

	Expiration date	Premiums received	Value
Call options
Hong Kong Hang Seng Index, 24 contracts, strike @ HKD 26,000.00	March 2014	$25,377	$(20,114)
NIKKEI 225 Index, 25 contracts, strike @ JPY 16,000.00	March 2014	57,560	(87,746)
Total options written		$82,937	$(107,860)

Written options activity for the period ended September 30, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2012	—	$—
Options written	203	718,650
Options terminated in closing purchase transactions	(154)	(635,713)
Options expired prior to exercise	—	—
Options outstanding at September 30, 2013	49	$82,937

Centrally cleared credit default swap on credit indices—buy protection4

Referenced Index[5]	Notional amount		Termination date	Payments made by the Fund[6]	Upfront payments received	Value	Unrealized depreciation
CDX.NA.IG.Series 20 Index	USD	7,000,000	06/20/18	1.000%	$24,364	$(86,959)	$(62,595)

Centrally cleared credit default swap on credit indices—sell protection7

Referenced Index[5]	Notional amount		Termination date	Payments received by the Fund[6]	Upfront payments received	Value	Unrealized depreciation	Credit spread[8]
CDX.NA.HY.Series 20 Index	USD	7,000,000	06/20/18	5.000%	$(467,059)	$423,257	$(43,802)	3.522

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Non-US government obligations	$—	$4,318,612	$—	$4,318,612
Investment company	—	17,781,453	—	17,781,453
Short-term investments	—	9,076,266	—	9,076,266
Options purchased	778,140	—	—	778,140
Forward foreign currency
contracts, net	—	(412,390)	—	(412,390)
Futures contracts, net	(140,670)	—	—	(140,670)
Swap agreements, net[9]	—	(106,397)	—	(106,397)
Options written	(107,860)		—	(107,860)
Total	$529,610	$30,657,544	$—	$31,187,154

At September 30, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes:
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of this security amounted to $724,660 or 2.07% of net assets.
[2]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds

Security description	Value 12/31/12	Purchases during the nine months ended 09/30/13	Sales during the nine months ended 09/30/13	Net realized gain during the nine months ended 09/30/13	Change in net unrealized appreciation/ (depreciation) during the nine months ended 09/30/13	Value 09/30/13	Net income earned from affiliate for the nine months ended 09/30/13
UBS Cash Management Prime Relationship Fund	$6,491,345	$19,662,217	$24,031,383	$—	$—	$2,122,179	$7,299
UBS Global Corporate Bond Relationship Fund	20,005,083	2,250,000	4,000,000	302,778	(776,408)	17,781,453	—
	$26,496,428	$21,912,217	$28,031,383	$302,778	$(776,408)	$19,903,632	$7,299

[3]	Rate shown reflects annualized yield at September 30, 2013 on zero coupon bond.
[4]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[5]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[6]	Payments made or received are based on the notional amount.
[7]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[8]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.
[9]	Swap agreements are included in the table at value, with the exception of centrally cleared swap agreements which are included in the table at unrealized appreciation/(depreciation).

SMA Relationship Trust - Series G

September 30, 2013 (unaudited)

Industry diversification (unaudited)[1]
As a percentage of net assets as of September 30, 2013
Common stocks
Aerospace & defense	1.18%
Air freight & logistics	0.95
Auto components	1.67
Automobiles	2.46
Beverages	1.26
Biotechnology	1.02
Building products	1.03
Capital markets	3.62
Chemicals	1.17
Commercial banks	11.41
Computers & peripherals	0.47
Construction materials	0.69
Consumer finance	0.92
Containers & packaging	0.86
Distributors	1.02
Diversified financial services	2.58
Electronic equipment, instruments & components	2.81
Energy equipment & services	1.61
Food & staples retailing	1.39
Food products	2.85
Hotels, restaurants & leisure	5.22
Household durables	1.93
Household products	0.86
Insurance	1.91
Internet & catalog retail	0.87
Internet software & services	1.13
IT services	2.28
Life sciences tools & services	0.68
Machinery	8.53
Metals & mining	1.71
Multiline retail	1.29
Oil, gas & consumable fuels	1.65
Pharmaceuticals	7.32
Real estate investment trust (REIT)	1.08
Real estate management & development	3.45
Semiconductors & semiconductor equipment	3.83
Software	1.82
Specialty retail	2.64
Textiles, apparel & luxury goods	4.93
Trading companies & distributors	0.96
Total common stocks	95.06%
Preferred stock	1.49
Investment company
iShares MSCI EAFE Index Fund	1.33
Short-term investment	1.54
Total investments	99.42%
Cash and other assets, less liabilities	0.58
Net assets	100.00%

1 Figures represent the direct investments of SMA Relationship Trust - Series G. Figures might be different if a breakdown of the underlying investment companies was included.

SMA Relationship Trust - Series G — Portfolio of investments

September 30, 2013 (unaudited)

	Shares	Value
Common stocks: 95.06%
Australia: 4.13%
Commonwealth Bank of Australia	29,801	$1,979,734
Flight Centre Ltd.	20,045	903,209
JB Hi-Fi Ltd.	49,547	968,359
Total Australia common stocks		3,851,302
Belgium: 0.97%
Anheuser-Busch InBev NV	9,038	899,667
China: 1.32%
Brilliance China Automotive Holdings Ltd.*	822,000	1,233,652
Denmark: 1.27%
Novo Nordisk A/S, Class B	6,982	1,185,386
France: 6.70%
BNP Paribas SA	19,998	1,352,715
Ingenico	12,268	884,441
Lafarge SA	9,226	642,667
Safran SA	17,876	1,101,198
Societe Generale SA	22,891	1,140,555
Technip SA	4,071	477,992
Valeo SA	7,671	655,041
Total France common stocks		6,254,609
Germany: 11.82%
Allianz SE	8,149	1,281,032
Bayer AG	13,078	1,542,085
Bayerische Motoren Werke AG	9,875	1,061,671
Deutsche Post AG	26,834	890,497
GEA Group AG	32,239	1,323,919
Gerresheimer AG	10,641	637,441
Hugo Boss AG	4,193	542,404
Linde AG	5,497	1,088,721
SAP AG	23,000	1,701,087
Wirecard AG	28,142	962,648
Total Germany common stocks		11,031,505
Hong Kong: 0.93%
Techtronic Industries Co.	333,000	867,288
Ireland: 1.89%
Kingspan Group PLC	57,406	957,180
Smurfit Kappa Group PLC	35,719	806,985
Total Ireland common stocks		1,764,165
Italy: 0.80%
Azimut Holding SpA	32,622	745,401
Japan: 23.95%
Calsonic Kansei Corp.	169,000	902,640
Cosmos Pharmaceutical Corp.	9,900	1,300,259
Credit Saison Co., Ltd.	31,700	857,524
Don Quijote Co., Ltd.	19,200	1,201,282
FANUC Corp.	6,000	989,471
Kakaku.com, Inc.	45,400	1,057,232
Keyence Corp.	2,600	985,299
Komatsu Ltd.	43,900	1,089,293
Makino Milling Machine Co., Ltd.	163,000	1,150,842
Mitsubishi Estate Co., Ltd.	42,000	1,237,418
Mitsubishi UFJ Financial Group, Inc.	418,500	2,669,510
Murata Manufacturing Co., Ltd.	9,900	754,372
Nippon Steel & Sumitomo Metal Corp.	470,000	1,592,248
NTT Urban Development Corp.	53,100	695,251
ORIX Corp.	74,400	1,207,264
Sumitomo Mitsui Financial Group, Inc.	31,900	1,539,910
Tadano Ltd.	83,000	1,061,407
THK Co., Ltd.	34,600	765,252
Tokyo Tatemono Co., Ltd.	141,000	1,288,143
Total Japan common stocks		22,344,617
Macau: 3.33%
Sands China Ltd.	502,400	3,106,033
Netherlands: 4.10%
ASML Holding NV	13,565	1,339,653
Gemalto NV	4,056	435,516
ING Groep NV CVA*	106,467	1,202,827
Unilever NV CVA	21,815	848,629
Total Netherlands common stocks		3,826,625
Norway: 0.94%
DNB ASA	57,701	876,082
Singapore: 0.63%
Ezion Holdings Ltd.	335,000	587,462
Spain: 4.84%
Amadeus IT Holding SA, Class A	32,842	1,164,074
Grifols SA	23,091	948,093
Inditex SA	9,725	1,498,522
Viscofan SA	15,870	907,525
Total Spain common stocks		4,518,214
Sweden: 3.86%
JM AB	32,219	937,488
Skandinaviska Enskilda Banken AB, Class A	102,571	1,086,885
Trelleborg AB, Class B	27,107	513,737
Volvo AB, Class B	71,103	1,064,880
Total Sweden common stocks		3,602,990
Switzerland: 11.30%
Cie Financiere Richemont SA	17,385	1,741,672
Credit Suisse Group AG*	52,659	1,608,273
GAM Holding AG*	56,846	1,027,735
Nestle SA	12,880	900,824
Novartis AG	29,120	2,237,894
Roche Holding AG (Non-voting)	6,898	1,860,366
Swatch Group AG	10,336	1,165,779
Total Switzerland common stocks		10,542,543
United Kingdom: 12.28%
ARM Holdings PLC	139,714	2,230,164
ASOS PLC*	9,755	811,886
BG Group PLC	68,393	1,307,066
Burberry Group PLC	43,454	1,149,481
Derwent London PLC	12,529	480,509
Diageo PLC	8,804	280,067
Great Portland Estates PLC	59,990	523,465
Inchcape PLC	95,887	947,688
InterContinental Hotels Group PLC	29,682	865,901

SMA Relationship Trust - Series G — Portfolio of investments

September 30, 2013 (unaudited)

	Shares	Value
United Kingdom — (concluded)
Jardine Lloyd Thompson Group PLC	32,543	$497,863
John Wood Group PLC	33,321	432,626
Reckitt Benckiser Group PLC	10,921	799,136
Royal Dutch Shell PLC, Class A	7,106	234,680
Wolseley PLC	17,276	894,141
Total United Kingdom common stocks		11,454,673
Total common stocks
(cost $76,334,656)		88,692,214
Preferred stock: 1.49%
Germany: 1.49%
Volkswagen AG, Preference shares
(cost $1,280,009)	5,879	1,385,881
Investment company: 1.33%
iShares MSCI EAFE Index Fund
(cost $1,218,785)	19,500	1,243,905
Short-term investment: 1.54%
Investment company: 1.54%
UBS Cash Management Prime
Relationship Fund[1]
(cost $1,441,325)	1,441,325	1,441,325
Total investments: 99.42%
(cost $80,274,775)		92,763,325
Cash and other assets, less liabilities: 0.58%		543,327
Net assets: 100.00%		$93,306,652

SMA Relationship Trust - Series G — Portfolio of investments

September 30, 2013 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$13,292,267
Gross unrealized depreciation	(803,717)
Net unrealized appreciation of investments	$12,488,550

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$88,692,214	$—	$—	$88,692,214
Preferred stock	1,385,881	—	—	1,385,881
Investment company	1,243,905	—	—	1,243,905
Short-term investment	—	1,441,325	—	1,441,325
Total	$91,322,000	$1,441,325	$—	$92,763,325

At December 31, 2012, $112,547,114 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund’s fair valuation procedures.

*	Non-income producing security.
[1]	The table below details the Fund’s investments in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the nine months ended 09/30/13	Sales during the nine months ended 09/30/13	Value 09/30/13	Net income earned from affiliate for the nine months ended 09/30/13
UBS Cash Management Prime Relationship Fund	$656,839	$63,698,989	$62,914,503	$1,441,325	$1,128

SMA Relationship Trust - Series M

Summary of municipal securities by state (unaudited) As a percentage of net assets As of September 30, 2013
Long-term municipal bonds
California	10.71%
Delaware	2.69
Florida	7.83
Georgia	5.09
Hawaii	7.01
Illinois	3.80
Louisiana	1.63
Maryland	2.87
Massachusetts	5.00
Minnesota	5.20
Mississippi	0.24
New Jersey	5.21
New York	18.45
North Carolina	3.96
Pennsylvania	0.82
South Carolina	5.46
Tennessee	2.37
Texas	6.83
Washington	0.74
Wisconsin	2.63
Total long-term municipal bonds	98.54%
Total short-term investments	9.80
Total investments	108.34%
Liabilities, in excess of other assets	(8.34)
Net assets	100.00%

SMA Relationship Trust - Series M — Portfolio of investments

September 30, 2013 (unaudited)

	Face amount	Value
Long-term municipal bonds: 98.54%
California: 10.71%
California State Department of Water
Resources Revenue Bonds,
Series AM,
5.000%, due 12/01/20	$2,000,000	$2,401,400
California State Public Works Board Revenue Bonds,
Series A,
5.000%, due 04/01/21	1,500,000	1,734,885
5.000%, due 04/01/25	1,925,000	2,133,612
Series E,
5.000%, due 06/01/21	2,065,000	2,389,308
Los Angeles County Metropolitan Transitional
Authority Sales Tax Revenue Bonds,
5.000%, due 07/01/19	1,100,000	1,307,449
State of California, GO,
5.000%, due 02/01/20	8,000,000	9,466,480
5.000%, due 09/01/21	2,755,000	3,231,836
		22,664,970
Delaware: 2.69%
State of Delaware, GO,
Series B,
5.000%, due 02/01/17	5,000,000	5,698,550
Florida: 7.83%
Florida State Board of Education, Public
Education, GO,
Series C,
5.000%, due 06/01/21	5,000,000	5,946,800
5.000%, due 06/01/22	1,000,000	1,193,190
Florida State Tampa-Hillsborough Country
Expressway Authority Revenue Bonds,
AMBAC, 4.000%, due 07/01/15[1]	3,750,000	4,020,712
Tampa Health System Revenue Bonds,
Series A,
5.000%, due 11/15/25	5,000,000	5,411,700
		16,572,402
Georgia: 5.09%
City of Atlanta GA Revenue Bonds,
Series B,
5.000%, due 01/01/20	3,500,000	4,065,005
Municipal Electric Authority of Georgia
Revenue Bonds,
Series A,
5.000%, due 01/01/21	3,500,000	4,046,840
State of Georgia, GO,
Series I,
5.000%, due 11/01/21	2,200,000	2,652,716
		10,764,561
Hawaii: 7.01%
County of Hawaii, GO,
Series B,
4.000%, due 09/01/21	2,200,000	2,441,824
State of Hawaii, GO,
Series DZ,
5.000%, due 12/01/28	3,775,000	4,193,987
Series EE,
5.000%, due 11/01/28	4,135,000	4,627,727
Series EF,
5.000%, due 11/01/22	3,000,000	3,562,290
		14,825,828
Illinois: 3.80%
State of Illinois, GO,
5.000%, due 03/01/18	6,000,000	6,607,380
5.000%, due 03/01/19	1,300,000	1,431,586
		8,038,966
Louisiana: 1.63%
City of New Orleans LA, GO,
AGC-ICC, FGIC, 5.500%, due 12/01/21	3,010,000	3,447,503
Maryland: 2.87%
Baltimore County, Consolidated Public
Improvement, GO,
Series A,
5.000%, due 11/01/15	5,550,000	6,081,357
Massachusetts: 5.00%
Massachusetts Health & Educational Facilities
Authority Revenue Bonds,
Series A,
5.500%, due 11/15/36	4,000,000	4,444,800
Massachusetts Municipal Wholesale Electric
Co. Revenue Bonds,
5.000%, due 07/01/19	2,500,000	2,867,575
Massachusetts School Building Authority
Revenue Bonds,
Series A,
5.000%, due 08/15/30[1]	3,000,000	3,260,040
		10,572,415
Minnesota: 5.20%
Minneapolis-St Paul Metropolitan Airports
Commission Revenue Bonds,
5.000%, due 01/01/19	3,300,000	3,801,897
State of Minnesota, GO,
Series A,
5.000%, due 08/01/21	6,000,000	7,195,140
		10,997,037
Mississippi: 0.24%
Mississippi Business Finance Corp. Revenue Bonds,
Series I,
0.030%, due 11/01/35[2]	500,000	500,000
New Jersey: 5.21%
New Jersey Economic Development Authority
Revenue Bonds,
Series K, AMBAC,
5.500%, due 12/15/19	5,000,000	5,908,200
Series NN,
5.000%, due 03/01/23	4,500,000	5,126,850
		11,035,050
New York: 18.45%
City of New York, GO,
Series H,
5.000%, due 08/01/26	4,000,000	4,488,400
New York City Metropolitan Transportation
Authority Revenue Bonds,
Series B, AMBAC,
5.000%, due 11/15/15[1]	2,750,000	3,006,163

SMA Relationship Trust - Series M — Portfolio of investments

September 30, 2013 (unaudited)

	Face amount	Value
New York— (concluded)
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds,
Series A-1, 5.000%, due 11/01/21	$2,000,000	$2,369,540
Series I, 5.000%, due 05/01/32	5,000,000	5,365,850
New York City Urban Development Corp.
Special Tax,
Series A-1,
5.000%, due 03/15/27	6,495,000	7,279,206
New York City Water & Sewer System
Finance Authority Second Generation
Refunding Revenue Bonds,
Series DD,
5.000%, due 06/15/35	5,000,000	5,315,900
State of New York, GO,
Series D-1,
5.000%, due 08/01/26	5,000,000	5,610,500
Series E,
5.000%, due 08/01/16	5,000,000	5,602,050
		39,037,609
North Carolina: 3.96%
North Carolina Eastern Municipal Power
Agency Power Systems Revenue Bonds,
Series B,
5.000%, due 01/01/21	2,380,000	2,733,216
Series D,
5.000%, due 01/01/23	5,000,000	5,649,500
		8,382,716
Pennsylvania: 0.82%
Philadelphia Water & Wastewater Revenue Bonds,
Series A,
5.000%, due 01/01/20	1,500,000	1,740,255
South Carolina: 5.46%
Piedmont Municipal Power Agency Revenue Bonds,
Series A-3,
5.000%, due 01/01/18	5,080,000	5,787,238
Series A-4,
5.000%, due 01/01/20	5,000,000	5,763,000
		11,550,238
Tennessee: 2.37%
State of Tennessee, GO,
Series B,
5.000%, due 08/01/20	4,195,000	5,027,120
Texas: 6.83%
Dallas-Fort Worth, International Airport
Refunding Revenue Bonds,
Series D,
5.000%, due 11/01/19	1,500,000	1,724,280
Garland Independent School District, GO,
PSF-GTD, 5.000%, due 02/15/22	2,000,000	2,351,560
San Antonio Electric & Gas Revenue Bonds,
5.000%, due 02/01/22	5,000,000	5,884,300
State of Texas, Students Loan, GO,
5.000%, due 08/01/16	1,600,000	1,795,088
Tarrant County Cultural Educational Methodist
Hospitals of Dallas Revenue Bonds,
5.000%, due 10/01/21	2,370,000	2,690,566
		14,445,794
Washington: 0.74%
Washington State Health Care Facilities
Authority Revenue Bonds,
Series A, 5.000%, due 10/01/25	1,435,000	1,565,829
Wisconsin: 2.63%
State of Wisconsin Revenue Bonds, State Appropriation,
Series A,
6.000%, due 05/01/36	5,000,000	5,573,650
Total long-term municipal bonds
(cost $207,677,009)		208,521,850

	Shares
Short-term investment: 9.80%
Investment company: 9.80%
UBS Cash Management Prime Relationship Fund [3]
(cost $20,732,585)	20,732,585	20,732,585
Total investments: 108.34%
(cost $228,409,594)		229,254,435
Liabilities, in excess of cash and
other assets: (8.34%)		(17,657,056)
Net assets — 100.00%		$211,597,379

SMA Relationship Trust - Series M — Portfolio of investments

September 30, 2013 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$3,471,618
Gross unrealized depreciation	(2,626,777)
Net unrealized appreciation of investments	$844,841

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

Futures contracts

	Expiration date	Proceeds	Value	Unrealized depreciation
US Treasury futures sell contracts:
US Long Bond, 75 contracts (USD)	December 2013	(9,735,843)	(10,003,125)	(267,282)
10 Year US Treasury Notes, 45 contracts (USD)	December 2013	(5,554,631)	(5,687,578)	(132,947)
Net unrealized depreciation on futures contracts				$(400,229)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds	$–	$208,521,850	$–	$208,521,850
Short-term investment	–	20,732,585	–	20,732,585
Futures contracts, net	(400,229)	–	–	(400,229)
Total	$(400,229)	$229,254,435	$–	$228,854,206

At September 30, 2013, there were no transfers between Level 1 and Level 2.

[1]	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier reset date or the date of the prerefunded call.
[2]	Variable or floating rate security — the interest rate shown is the current rate as of September 30, 2013 and changes periodically.
[3]	The table below details the Fund’s investments in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the nine months ended 09/30/13	Sales during the nine months ended 09/30/13	Value 09/30/13	Net income earned from affiliate for the nine months ended 09/30/13
UBS Cash Management Prime Relationship Fund	$3,704,597	$153,282,056	$136,254,068	$20,732,585	$4,071

SMA Relationship Trust - Series S

September 30, 2013 (unaudited)

Industry diversification (unaudited)[1]
As a percentage of net assets as of September 30, 2013
Common stocks
Aerospace & defense	3.32%
Air freight & logistics	1.29
Auto components	1.54
Biotechnology	2.19
Building products	2.92
Capital markets	4.86
Chemicals	4.24
Commercial banks	8.25
Communications equipment	2.75
Computers & peripherals	0.11
Construction & engineering	2.07
Diversified consumer services	1.28
Electrical equipment	2.13
Electronic equipment, instruments & components	0.74
Energy equipment & services	2.29
Food & staples retailing	1.81
Health care equipment & supplies	7.20
Health care providers & services	0.76
Hotels, restaurants & leisure	4.91
Household products	1.16
Internet & catalog retail	0.94
Internet software & services	2.45
Life sciences tools & services	1.46
Machinery	3.96
Media	2.21
Metals & mining	1.01
Multiline retail	1.23
Oil, gas & consumable fuels	1.93
Personal products	1.69
Real estate investment trust (REIT)	3.19
Semiconductors & semiconductor equipment	0.77
Software	10.26
Specialty retail	1.48
Textiles, apparel & luxury goods	3.52
Thrifts & mortgage finance	2.98
Trading companies & distributors	2.44
Total common stocks	97.34%
Investment company
PennantPark Floating Rate Capital Ltd.	1.41
Short-term investment	2.13
Total investments	100.88%
Liabilities, in excess of cash and other assets	(0.88)
Net assets	100.00%

[1]	Figures represent the direct investments of SMA Relationship Trust - Series S. Figures might be different if a breakdown of the underlying investment companies was included

SMA Relationship Trust - Series S — Portfolio of investments

September 30, 2013 (unaudited)

	Shares	Value
Common stocks— 97.34%
Aerospace & defense— 3.32%
BE Aerospace, Inc.*	14,361	$1,060,129
Esterline Technologies Corp.*	11,858	947,335
LMI Aerospace, Inc.*	23,580	315,029
		2,322,493
Air freight & logistics— 1.29%
Hub Group, Inc., Class A*	23,100	906,213
Auto components— 1.54%
Tenneco, Inc.*	21,379	1,079,640
Biotechnology— 2.19%
Emergent Biosolutions, Inc.*	80,621	1,535,830
Building products— 2.92%
AO Smith Corp.	19,077	862,281
Trex Co., Inc.*	23,844	1,180,993
		2,043,274
Capital markets— 4.86%
Evercore Partners, Inc.,
Class A	27,296	1,343,782
Golub Capital BDC, Inc.	53,655	930,377
PennantPark Investment Corp.	100,495	1,131,574
		3,405,733
Chemicals— 4.24%
Cytec Industries, Inc.	15,643	1,272,714
HB Fuller Co.	37,504	1,694,806
		2,967,520
Commercial banks— 8.25%
Banner Corp.	25,709	981,055
BBCN Bancorp, Inc.	110,179	1,516,063
City National Corp.	8,449	563,210
East West Bancorp, Inc.	28,619	914,377
Prosperity Bancshares, Inc.	11,272	697,061
Texas Capital Bancshares, Inc.*	23,985	1,102,591
		5,774,357
Communications equipment— 2.75%
Aruba Networks, Inc.*	31,755	528,403
Finisar Corp.*	34,888	789,516
NETGEAR, Inc.*	19,691	607,664
		1,925,583
Computers & peripherals— 0.11%
Violin Memory, Inc.*	10,161	74,683
Construction & engineering— 2.07%
MasTec, Inc.*	47,784	1,447,855
Diversified consumer services— 1.28%
Hillenbrand, Inc.	32,654	893,740
Electrical equipment— 2.13%
AZZ, Inc.	13,005	544,389
Regal-Beloit Corp.	13,947	947,420
		1,491,809
Electronic equipment, instruments & components— 0.74%
InvenSense, Inc.*	29,481	519,455
Energy equipment & services— 2.29%
C&J Energy Services, Inc.*	40,300	809,224
Dawson Geophysical Co.*	24,400	792,268
		1,601,492
Food & staples retailing— 1.81%
Susser Holdings Corp.*	23,890	1,269,753
Health care equipment & supplies— 7.20%
AtriCure, Inc.*	82,640	907,387
Cooper Companies, Inc.	7,208	934,806
Greatbatch, Inc.*	43,201	1,470,130
Hill-Rom Holdings, Inc.	24,265	869,415
STERIS Corp.	20,051	861,391
		5,043,129
Health care providers & services— 0.76%
Patterson Cos., Inc.	13,267	533,333
Hotels, restaurants & leisure— 4.91%
Bravo Brio Restaurant Group, Inc.*	46,567	703,162
Einstein Noah Restaurant
Group, Inc.	38,655	669,505
Ignite Restaurant Group, Inc.*	64,664	1,003,585
Vail Resorts, Inc.	15,300	1,061,514
		3,437,766
Household products— 1.16%
Central Garden and Pet Co.,
Class A*	118,692	813,040
Internet & catalog retail— 0.94%
HomeAway, Inc.*	23,459	656,852
Internet software & services— 2.45%
Angie's List, Inc.*	28,176	633,960
ChannelAdvisor Corp.*	14,714	538,974
ValueClick, Inc.*	26,000	542,100
		1,715,034
Life sciences tools & services— 1.46%
Bio-Rad Laboratories, Inc.,
Class A*	8,666	1,018,775
Machinery— 3.96%
CIRCOR International, Inc.	14,700	914,046
CLARCOR, Inc.	23,735	1,318,004
Nordson Corp.	7,295	537,131
		2,769,181
Media— 2.21%
Cinemark Holdings, Inc.	27,886	885,102
ReachLocal, Inc.*	55,375	659,516
		1,544,618
Metals & mining— 1.01%
Compass Minerals
International, Inc.	9,260	706,260
Multiline retail— 1.23%
Big Lots, Inc.*	23,185	859,932
Oil, gas & consumable fuels— 1.93%
Kodiak Oil & Gas Corp.*	111,819	1,348,537
Personal products— 1.69%
Elizabeth Arden, Inc.*	32,068	1,183,951
Real estate investment trust (REIT)— 3.19%
Campus Crest Communities, Inc.	91,325	986,310
Hudson Pacific Properties, Inc.	16,042	312,017
LaSalle Hotel Properties	32,700	932,604
		2,230,931
Semiconductors & semiconductor equipment— 0.77%
ON Semiconductor Corp.*	74,079	540,777
Software— 10.26%
Cadence Design Systems, Inc.*	40,988	553,338
Covisint Corp.*	7,105	90,873
Cyan, Inc.*	55,700	559,785
FireEye, Inc.*	4,076	169,276

SMA Relationship Trust - Series S — Portfolio of investments

September 30, 2013 (unaudited)

	Shares	Value
Software— (concluded)
Guidewire Software, Inc.*	29,720	$1,400,109
Infoblox, Inc.*	24,120	1,008,698
Qualys, Inc.*	38,448	822,403
Rally Software Development
Corp.*	19,463	583,112
RealPage, Inc.*	20,281	469,708
Solera Holdings, Inc.	6,304	333,293
SS&C Technologies Holdings,
Inc.*	19,101	727,748
Tableau Software, Inc.,
Class A*	6,531	465,268
		7,183,611
Specialty retail— 1.48%
Francesca's Holdings Corp.*	55,539	1,035,247
Textiles, apparel & luxury goods— 3.52%
Crocs, Inc.*	69,808	950,087
Movado Group, Inc.	34,565	1,512,219
		2,462,306
Thrifts & mortgage finance— 2.98%
Brookline Bancorp, Inc.	124,181	1,168,543
EverBank Financial Corp.	61,489	921,105
		2,089,648
Trading companies & distributors— 2.44%
Beacon Roofing Supply, Inc.*	27,866	1,027,420
Watsco, Inc.	7,201	678,838
		1,706,258
Total common stocks
(cost $56,743,296)		68,138,616

Investment company— 1.41%
PennantPark Floating Rate Capital Ltd.
(cost $1,033,091)	71,567	986,194
Short-term investment— 2.13%
Investment company— 2.13%
UBS Cash Management Prime
Relationship Fund[1]
(cost $1,488,394)	1,488,394	1,488,394
Total investments— 100.88%
(cost $59,264,781)		70,613,204
Liabilities, in excess of cash and
other assets: (0.88)%		(612,641)
Net assets: 100.00%		$70,000,563

SMA Relationship Trust - Series S — Portfolio of investments

September 30, 2013 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,814,346
Gross unrealized depreciation	(1,465,923)
Net unrealized appreciation of investments	$11,348,423

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$68,138,616	$—	$—	$68,138,616
Investment company	986,194	—	—	986,194
Short-term investment	—	1,488,394	—	1,488,394
Total	$69,124,810	$1,488,394	$—	$70,613,204

At September 30, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/12	Purchases during the nine months ended 09/30/13	Sales during the nine months ended 09/30/13	Value 09/30/13	Net income earned from affiliate for the nine months ended 09/30/13
UBS Cash Management Prime Relationship Fund	$605,589	$17,369,494	$16,486,689	$1,488,394	$1,690

SMA Relationship Trust - Series T

Industry diversification (unaudited)[1]
As a percentage of net assets as of September 30, 2013
Bonds
Corporate bonds
Beverages	0.39%
Biotechnology	0.29
Building products	0.05
Capital markets	2.80
Chemicals	0.83
Commercial banks	2.59
Commercial services & supplies	0.28
Communications equipment	0.37
Consumer finance	1.97
Diversified financial services	3.62
Diversified telecommunication services	1.07
Electric utilities	0.47
Electronic equipment, instruments & components	0.24
Energy equipment & services	0.44
Food & staples retailing	0.22
Food products	0.29
Independent power producers & energy traders	0.15
Insurance	2.52
IT services	0.25
Media	1.51
Metals & mining	1.60
Multi-utilities	0.23
Oil, gas & consumable fuels	5.88
Pharmaceuticals	0.67
Real estate investment trust (REIT)	0.55
Road & rail	0.56
Semiconductors & semiconductor equipment	0.11
Specialty retail	0.30
Tobacco	1.05
Trading companies & distributors	0.18
Wireless telecommunication services	0.55
Total corporate bonds	32.03%
Asset-backed security	0.55
Commercial mortgage-backed securities	8.91
Mortgage & agency debt securities	45.69
Municipal bonds	2.89
US government obligations	3.49
Non-US government obligations	0.76
Total bonds	94.32%
Investment company
UBS High Yield Relationship Fund	6.20
Short-term investment	20.50
Options purchased	0.15
Total investments	121.17%
Liabilities, in excess of cash and other assets	(21.17)
Net assets	100.00%

[1]	Figures represent the direct investments of SMA Relationship Trust - Series T (excluding derivatives exposure). Figures might be different if a breakdown of the affiliated underlying investment companies and derivatives exposure were included.

SMA Relationship Trust - Series T — Portfolio of investments

September 30, 2013 (unaudited)

	Face amount	Value
Bonds: 94.32%
Corporate bonds: 32.03%
Brazil: 0.97%
Caixa Economica Federal,
2.375%, due 11/06/17[1]	$375,000	$350,700
Petrobras International Finance Co.,
2.875%, due 02/06/15	345,000	350,007
5.375%, due 01/27/21	275,000	276,545
Total Brazil corporate bonds		977,252
Canada: 1.30%
Barrick Gold Corp.,
3.850%, due 04/01/22	250,000	221,098
Cenovus Energy, Inc.,
3.800%, due 09/15/23	300,000	296,616
Goldcorp, Inc.,
3.700%, due 03/15/23	200,000	182,480
Petro-Canada,
6.800%, due 05/15/38	150,000	178,357
Rogers Communications, Inc.,
4.100%, due 10/01/23	300,000	300,930
Teck Resources Ltd.,
6.250%, due 07/15/41	140,000	135,650
Total Canada corporate bonds		1,315,131
Cayman Islands: 0.92%
Transocean, Inc.,
3.800%, due 10/15/22	260,000	244,814
6.800%, due 03/15/38	190,000	201,714
Vale Overseas Ltd.,
4.375%, due 01/11/22	425,000	409,464
6.875%, due 11/21/36	75,000	76,064
Total Cayman Islands corporate bonds		932,056
Curacao: 0.48%
Teva Pharmaceutical Finance Co. BV,
2.400%, due 11/10/16	240,000	247,454
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	235,000	233,247
Total Curacao corporate bonds		480,701
France: 0.30%
BNP Paribas SA,
2.700%, due 08/20/18	300,000	303,431
Mexico: 0.86%
America Movil SAB de CV,
3.125%, due 07/16/22	280,000	257,728
Petroleos Mexicanos,
4.875%, due 01/24/22	600,000	615,660
Total Mexico corporate bonds		873,388
Netherlands: 0.28%
LyondellBasell Industries NV,
5.750%, due 04/15/24	250,000	279,607
Norway: 0.32%
Eksportfinans ASA,
3.000%, due 11/17/14	325,000	325,000
Singapore: 0.24%
Flextronics International Ltd.,
5.000%, due 02/15/23	260,000	247,000
Spain: 0.69%
Santander US Debt SA Unipersonal,
3.724%, due 01/20/15[1]	400,000	405,664
Telefonica Emisiones SAU,
3.192%, due 04/27/18	300,000	296,007
Total Spain corporate bonds		701,671
United Kingdom: 1.22%
Barclays Bank PLC,
5.140%, due 10/14/20	260,000	271,567
Imperial Tobacco Finance PLC,
3.500%, due 02/11/23[1]	360,000	339,291
Lloyds Bank PLC,
6.500%, due 09/14/20[1]	560,000	618,189
Total United Kingdom corporate bonds		1,229,047
United States: 24.45%
ADT Corp.,
3.500%, due 07/15/22	330,000	278,983
Altria Group, Inc.,
9.950%, due 11/10/38	145,000	216,453
American International Group, Inc.,
3.000%, due 03/20/15	205,000	210,990
4.250%, due 09/15/14	175,000	180,728
8.250%, due 08/15/18	250,000	311,707
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	390,000	437,923
6.450%, due 09/15/36	260,000	298,593
Anheuser-Busch InBev Worldwide, Inc.,
2.500%, due 07/15/22	160,000	148,019
8.200%, due 01/15/39	165,000	242,731
Apache Corp.,
5.250%, due 02/01/42	260,000	264,539
AT&T, Inc.,
4.300%, due 12/15/42	3,000	2,498
6.500%, due 09/01/37	257,000	283,934
Bank of America Corp.,
5.625%, due 07/01/20	175,000	196,073
Berkshire Hathaway Finance Corp.,
3.000%, due 05/15/22	80,000	77,700
Boston Properties LP, REIT
3.800%, due 02/01/24	300,000	288,362
Burlington Northern Santa Fe LLC,
6.150%, due 05/01/37	75,000	85,258
Capital One Financial Corp.,
2.150%, due 03/23/15	145,000	147,335
Celgene Corp.,
4.000%, due 08/15/23	290,000	288,879
CF Industries, Inc.,
3.450%, due 06/01/23	360,000	333,645
Citigroup, Inc.,
5.375%, due 08/09/20	90,000	100,676
5.500%, due 02/15/17	1,060,000	1,160,609
5.500%, due 09/13/25	200,000	205,690
6.125%, due 05/15/18	374,000	432,585
8.500%, due 05/22/19	160,000	204,359
Comcast Corp.,
6.300%, due 11/15/17	250,000	294,553
6.950%, due 08/15/37	115,000	144,688

SMA Relationship Trust - Series T — Portfolio of investments

September 30, 2013 (unaudited)

	Face amount	Value
United States–(continued)
DirecTV Holdings LLC,
6.000%, due 08/15/40	$315,000	$298,833
Discover Financial Services,
3.850%, due 11/21/22	350,000	333,929
DPL, Inc.,
7.250%, due 10/15/21	190,000	194,275
El Paso Pipeline Partners Operating Co. LLC,
5.000%, due 10/01/21	230,000	244,141
Energy Transfer Partners LP,
5.200%, due 02/01/22	360,000	378,467
6.500%, due 02/01/42	200,000	211,131
7.500%, due 07/01/38	50,000	57,729
9.000%, due 04/15/19	310,000	391,531
ERAC USA Finance LLC,
2.800%, due 11/01/18[1]	240,000	241,705
ERP Operating LP, REIT,
4.750%, due 07/15/20	65,000	70,245
Ford Motor Credit Co. LLC,
8.125%, due 01/15/20	1,335,000	1,660,225
General Electric Capital Corp.,
2.150%, due 01/09/15	200,000	204,149
4.650%, due 10/17/21	305,000	325,046
Series A, 6.750%, due 03/15/32	265,000	316,092
Glencore Funding LLC,
2.500%, due 01/15/19[1]	330,000	309,333
Goldman Sachs Group, Inc.,
5.750%, due 01/24/22	210,000	232,815
6.150%, due 04/01/18	440,000	503,250
Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	470,000	525,002
International Business Machines Corp.,
3.375%, due 08/01/23	260,000	256,516
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	160,000	178,800
JPMorgan Chase & Co.,
3.700%, due 01/20/15	500,000	517,848
Kinder Morgan Energy Partners LP,
3.950%, due 09/01/22	545,000	535,848
6.500%, due 09/01/39	155,000	168,304
Kroger Co.,
3.850%, due 08/01/23	230,000	226,523
Lowe's Cos., Inc.,
5.000%, due 09/15/43	300,000	302,211
Marathon Oil Corp.,
6.600%, due 10/01/37	65,000	77,074
Markel Corp.,
3.625%, due 03/30/23	160,000	152,048
Marsh & McLennan Cos., Inc.,
9.250%, due 04/15/19	225,000	291,675
Maxim Integrated Products, Inc.,
3.375%, due 03/15/23	125,000	116,399
Merrill Lynch & Co., Inc.,
Series C, 5.000%, due 01/15/15	325,000	341,211
6.110%, due 01/29/37	300,000	308,979
6.875%, due 04/25/18	260,000	306,412
Morgan Stanley,
3.750%, due 02/25/23	210,000	202,447
4.875%, due 11/01/22	155,000	155,081
7.300%, due 05/13/19	650,000	777,754
Motorola Solutions, Inc.,
3.500%, due 03/01/23	400,000	373,453
Mylan, Inc.,
2.600%, due 06/24/18[1]	200,000	199,646
News America, Inc.,
6.200%, due 12/15/34	85,000	92,028
Owens Corning,
6.500%, due 12/01/16	46,000	51,343
Petrohawk Energy Corp.,
7.250%, due 08/15/18	550,000	596,750
PPL Energy Supply LLC,
4.600%, due 12/15/21	150,000	148,004
Principal Financial Group, Inc.,
8.875%, due 05/15/19	330,000	427,734
Prudential Financial, Inc.,
5.200%, due 03/15/44[2]	160,000	145,120
6.625%, due 12/01/37	190,000	227,226
Regions Financial Corp.,
2.000%, due 05/15/18	200,000	194,131
Reynolds American, Inc.,
6.150%, due 09/15/43	250,000	261,555
7.750%, due 06/01/18	200,000	243,069
Ryder System, Inc.,
2.350%, due 02/26/19	250,000	244,280
Sempra Energy,
9.800%, due 02/15/19	175,000	234,192
Southern Copper Corp.,
3.500%, due 11/08/22	310,000	282,339
Southwestern Electric Power Co.,
3.550%, due 02/15/22	290,000	281,648
Time Warner Cable, Inc.,
6.550%, due 05/01/37	150,000	138,019
Time Warner Entertainment Co. LP,
8.375%, due 03/15/23	400,000	466,577
Time Warner, Inc.,
6.100%, due 07/15/40	85,000	91,198
Valero Energy Corp.,
6.625%, due 06/15/37	320,000	347,566
Valspar Corp.,
4.200%, due 01/15/22	225,000	227,027
Ventas Realty LP/Ventas Capital Corp.,
2.700%, due 04/01/20	210,000	200,146
Verizon Communications, Inc.,
2.002%, due 09/14/18[2]	170,000	178,755
6.400%, due 09/15/33	290,000	322,049
Williams Cos., Inc.,
3.700%, due 01/15/23	240,000	216,753
WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	285,000	290,683
Total United States corporate bonds		24,731,829
Total corporate bonds
(cost $33,134,975)		32,396,113

SMA Relationship Trust - Series T — Portfolio of investments

September 30, 2013 (unaudited)

	Face amount	Value
Asset-backed security: 0.55%
United States: 0.55%
Capital Auto Receivables Asset Trust,
Series 2013-3, Class B,
2.320%, due 07/20/18
(cost $549,815)	$550,000	$551,565
Commercial mortgage-backed securities: 8.91%
United States: 8.91%
Banc of America Commercial Mortgage, Inc.,
Series 2007-4, Class AM,
6.001%, due 02/10/51[2]	675,000	739,190
Boca Hotel Portfolio Trust,
Series 2013-BOCA, Class D,
3.232%, due 08/15/26[1,2]	425,000	425,000
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B,
6.209%, due 12/10/49[2]	685,000	771,200
Extended Stay America Trust,
Series 2013-ESH7, Class B7,
3.604%, due 12/05/31[1]	600,000	586,765
FDIC Structured Sale Guaranteed Notes,
Series 2010-C1, Class A,
2.980%, due 12/06/20[1]	603,960	624,025
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG11, Class A4,
5.736%, due 12/10/49	500,000	561,600
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4,
5.993%, due 08/10/45[2]	500,000	554,603
JP Morgan Chase Commercial Mortgage
Securities Corp.,
Series 2006-LDP8, Class AJ,
5.480%, due 05/15/45[2]	500,000	515,752
Series 2006-LDP7, Class AJ,
6.056%, due 04/15/45[2]	825,000	824,168
Morgan Stanley Bank of America Merrill
Lynch Trust,
Series 2013-C7, Class B,
3.769%, due 02/15/46	150,000	141,901
Series 2013-C8, Class B,
3.676%, due 12/15/48[2]	675,000	636,104
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.805%, due 08/12/45[1,2]	800,000	877,603
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C34, Class AM,
5.818%, due 05/15/46[2]	525,000	577,664
Series 2007-C32, Class A3,
5.733%, due 06/15/49[2]	525,000	584,323
WF-RBS Commercial Mortgage Trust,
Series 2013-C11, Class B,
3.714%, due 03/15/45[2]	150,000	143,740
Series 2013-C12, Class B,
3.863%, due 03/15/48[2]	475,000	451,102
Total United States commercial
mortgage-backed securities		9,014,740
Total commercial mortgage-backed securities
(cost $9,152,663)		9,014,740
Mortgage & agency debt securities: 45.69%
United Kingdom: 0.78%
Arkle Master Issuer PLC
Series 2012-1A, Class 2A1,
1.963%, due 05/17/60[1,2]	630,000	641,736
Holmes Master Issuer PLC
Series 2010-1A, Class A2,
1.668%, due 10/15/54[1,2]	150,000	150,595
Total United Kingdom mortgage &
agency debt securities		792,331
United States: 44.91%
Banc of America Funding Corp.
Series 2006-I, Class SB2,
2.428%, due 12/20/36[2]	337,719	6,450
Federal Home Loan Mortgage Corp. Gold Pools[3]
3.500%, TBA	975,000	989,625
4.000%, TBA	2,100,000	2,194,828
#A96140, 4.000%, due 01/01/41	532,578	557,034
#G04913, 5.000%, due 03/01/38	223,245	240,365
#G05132, 5.000%, due 12/01/38	496,552	534,262
#G02922, 5.500%, due 04/01/37	205,699	225,775
#G06381, 5.500%, due 08/01/40	1,066,836	1,158,983
#C56030, 6.000%, due 03/01/31	4,507	5,009
#G06019, 6.000%, due 10/01/36	255,171	281,604
#C55783, 6.500%, due 01/01/29	81,912	91,791
#G00194, 7.500%, due 02/01/24	94,613	107,233
#C00410, 8.000%, due 07/01/25	41,111	49,336
#C37436, 8.000%, due 01/01/30	16,237	19,936
Federal National Mortgage Association[3]
0.625%, due 08/26/16	900,000	897,350
1.625%, due 11/27/18	2,000,000	1,991,650
Federal National Mortgage Association
Pools[3]
2.500%, TBA	625,000	628,516
#AK7377, 3.000%, due 03/01/27	251,459	260,604
#AP1589, 3.000%, due 08/01/27	1,016,367	1,053,532
#AB6198, 3.000%, due 09/01/27	1,762,559	1,827,001
#AP7537, 3.000%, due 09/01/27	904,999	938,100
3.000%, TBA	4,900,000	5,073,031
3.500%, TBA	3,250,000	3,418,086
#AP3098, 3.500%, due 10/01/42	632,900	645,165
#AQ0600, 3.500%, due 10/01/42	289,717	295,425
#AB2331, 4.000%, due 02/01/41	408,521	428,673
#AE9202, 4.000%, due 09/01/41	754,567	791,575
4.000%, TBA	725,000	760,457
#889657, 4.500%, due 09/01/37	539,859	578,325
#AB1475, 4.500%, due 09/01/40	868,386	927,858
4.500%, TBA	1,500,000	1,601,953
#AI6578, 4.500%, due 07/01/41	1,259,137	1,346,691
#AJ1415, 4.500%, due 09/01/41	598,234	639,947
#975213, 5.000%, due 03/01/38	60,953	65,962
#890209, 5.000%, due 05/01/40	22,857	24,809
#AD9114, 5.000%, due 07/01/40	864,367	943,431
#AJ1422, 5.000%, due 09/01/41	711,913	777,212

SMA Relationship Trust - Series T — Portfolio of investments

September 30, 2013 (unaudited)

	Face amount	Value
United States–(concluded)
#244450, 5.500%, due 11/01/23	$30,525	$33,248
#555591, 5.500%, due 07/01/33	438,593	479,161
#708631, 6.000%, due 06/01/33	32,565	36,360
#901999, 6.000%, due 11/01/36	198,983	217,303
#918098, 6.000%, due 05/01/37	411,440	449,366
#AE0405, 6.000%, due 08/01/37	278,592	307,331
#990686, 6.000%, due 09/01/38	70,982	77,463
#872912, 6.500%, due 06/01/36	440,206	503,325
#675469, 7.000%, due 04/01/18	25,584	26,299
#253824, 7.000%, due 03/01/31	17,621	20,395
Federal National Mortgage Association
Pools REMIC[3]
Series 2005-29, Class KA,
4.500%, due 02/25/35	87,220	90,726
First Horizon Asset Securities, Inc.
Series 2004-FL1, Class 1A1,
0.449%, due 02/25/35[2]	241,252	217,660
Government National Mortgage
Association Pools
#738970, 3.500%, due 11/15/26	408,445	431,426
#G2 5256, 3.500%, due 12/20/26	709,917	753,768
#G2 AB2784, 3.500%, due 08/20/42	1,559,086	1,613,671
#G2 AB2302, 3.500%, due 09/20/42	270,044	279,405
#G2 5107, 4.000%, due 07/20/26	578,997	614,849
#G2 779424, 4.000%, due 06/20/42	270,743	287,105
#AA8267, 4.000%, due 07/15/42	422,028	447,453
#AA0785, 4.000%, due 08/15/42	195,547	207,325
4.000%, TBA	1,475,000	1,555,664
4.500%, TBA	1,900,000	2,039,531
4.500%, TBA	1,850,000	1,993,953
#G2 2687, 6.000%, due 12/20/28	20,885	23,103
#495814, 6.000%, due 01/15/29	18,983	20,975
#G2 508540, 6.000%, due 02/20/34	252,162	278,929
#486873, 6.500%, due 01/15/29	8,996	10,297
#338523, 8.000%, due 12/15/22	1,660	1,888
#780339, 8.000%, due 12/15/23	16,954	19,953
Total United States mortgage & agency
debt securities		45,415,516
Total mortgage & agency debt securities
(cost $45,854,640)		46,207,847
Municipal bonds: 2.89%
Chicago Transit Authority
Series 2008-A, 6.899%, due 12/01/40	140,000	157,223
Illinois State Taxable Pension
Series 2003, 5.100%, due 06/01/33	250,000	220,972
Los Angeles Unified School District
6.758%, due 07/01/34	350,000	427,882
Massachusetts Water Resources
Authority Revenue Bonds
5.000%, due 08/01/32	300,000	325,197
New York State Dormitory Authority, State Personal Taxable General Purpose
5.000%, due 03/15/34	320,000	337,290
State of California, GO Bonds
7.300%, due 10/01/39	250,000	315,130
7.550%, due 04/01/39	95,000	123,263
State of Illinois, GO Bonds
5.877%, due 03/01/19	595,000	640,702
State of Washington, GO Bonds
5.000%, due 08/01/33	350,000	377,031
Total municipal bonds
(cost $2,815,088)		2,924,690
US government obligations: 3.49%
US Treasury Bond,
2.875%, due 05/15/43	2,410,000	2,045,488
US Treasury Note,
2.500%, due 08/15/23	1,500,000	1,484,766
Total US government obligations
(cost $3,511,145)		3,530,254
Non-US government obligations: 0.76%
Brazil: 0.50%
Banco Nacional de Desenvolvimento
Economico e Social,
3.375%, due 09/26/16[1]	500,000	501,500
Turkey: 0.26%
Republic of Turkey,
6.750%, due 04/03/18	240,000	264,960
Total Non-US government obligations
(cost $770,319)		766,460
Total bonds
(cost $95,788,645)		95,391,669

	Shares
Investment company: 6.20%
UBS High Yield Relationship Fund*4
(cost $6,150,000)	195,189	6,273,463

Short-term investment: 20.50%
Investment company: 20.50%
UBS Cash Management Prime
Relationship Fund[4]
(cost $20,733,528)	20,733,528	20,733,528

	Number of contracts
Options Purchased*: 0.15%
Put Options: 0.15%
3 Year Euro-Dollar Midcurve,
strike @ USD 97.75,
expires June 2016	50	56,562
90 Day Euro-Dollar Time Deposit,
strike @ USD 99.25,
expires March 2015	174	90,263
		146,825
Total options purchased
(cost $228,784)		146,825
Total investments: 121.17%
(cost $122,900,957)		122,545,485
Liabilities, in excess of cash and other
assets: (21.17%)		(21,412,703)
Net assets: 100.00%		$101,132,782

SMA Relationship Trust - Series T — Portfolio of investments

September 30, 2013 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$1,340,839
Gross unrealized depreciation	(1,696,311)
Net unrealized depreciation of investments	$(355,472)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
GSI	EUR	1,180,000	USD	1,599,233	12/11/13	$2,575
GSI	JPY	257,987,788	USD	2,593,517	12/11/13	(32,305)
GSI	USD	1,233,753	GBP	785,000	12/11/13	36,420
JPMCB	EUR	1,855,000	USD	2,444,283	12/11/13	(65,717)
JPMCB	GBP	785,000	USD	1,224,066	12/11/13	(46,107)
JPMCB	JPY	240,700,000	USD	2,419,506	12/11/13	(30,359)
Net unrealized depreciation on forward foreign currency contracts						$(135,493)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 26 contracts (USD)	December 2013	$3,640,473	$3,694,438	$53,965
US Treasury futures sell contracts:
US Long Bond, 38 contracts (USD)	December 2013	(4,961,567)	(5,068,250)	(106,683)
Interest rate futures buy contracts:
3 Month EURIBOR, 34 contracts (EUR)	March 2015	11,419,062	11,434,829	15,767
Net unrealized depreciation on futures contracts				$(36,951)

Interest rate swap agreement

Counterparty	Notional amount		Termination date	Payments made by the Fund[5]	Payments received by the Fund[5]	Upfront payments	Value	Unrealized appreciation
MLI	USD	3,400,000	08/15/39	3.219%	3 month USD LIBOR	$—	$235,024	$235,024

Credit default swaps on corporate issues — buy protection 6

Counterparty	Referenced obligation[7]	Notional amount		Termination date	Payments made by the Fund[5]	Upfront payments (made)/ received	Value	Unrealized depreciation
	Allstate Corp. bond,
CITI	6.750%, due 05/15/18	USD	1,250,000	06/20/18	1.000%	$30,982	$(33,091)	$(2,109)
	Nucor Corp. bond,
JPMCB	5.750%, due 12/01/17	USD	1,250,000	06/20/18	1.000	15,321	(19,227)	(3,906)
	Deutsche Bank AG bond,
MSCI	5.125%, due 08/31/17	EUR	310,000	06/20/17	1.000	(12,130)	(3,321)	(15,451)
						$34,173	$(55,639)	$(21,466)

Credit default swaps on corporate issues — sell protection 8

Counterparty	Referenced obligation[7]	Notional amount		Termination date	Payments made by the Fund[5]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)	Credit spread[9]
CITI	The Hartford Financial Services Group, Inc. bond, 6.000%, due 01/15/19	USD	1,250,000	06/20/18	1.000%	$1,681	$3,508	$5,189	0.945%
MSCI	Barrick Gold Corp. bond, 5.800%, due 11/15/34	USD	1,250,000	06/20/18	1.000	50,219	(77,825)	(27,606)	2.420
						$51,900	$(74,317)	$(22,417)

Total return swap agreement 10

Counterparty	Notional amount		Termination date	Payments made by the Fund[5]	Payments received by the Fund[5]	Upfront payments	Value	Unrealized depreciation
JPMCB	GBP	815,000	12/20/13	3 month USD LIBOR	—[11]	$—	$(40,642)	$(40,642)

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 50 contracts, strike @ USD 98.75	June 2016	$30,450	$(43,437)
Put options
3 Year Euro-Dollar Midcurve, 50 contracts, strike @ USD 96.75	June 2016	58,575	(31,563)
90 Day Euro-Dollar Time Deposit, 174 contracts, strike @ USD 98.25	March 2015	45,066	(31,538)
Options written on credit default swaps on credit indices[10]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY
Series 20 Index and Fund pays quarterly fixed rate of 5.000%.
Underlying credit default swap terminating 12/18/13. European style.
Counterparty: CITI, Notional Amount USD 4,000,000	December 2013	73,200	(33,156)
Total options written		$207,291	$(139,694)

Written options activity for the period ended September 30, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2012	282	$28,008
Options written	652	370,798
Options terminated in closing purchase transactions	(660)	(264,715)
Options expired prior to exercise	—	—
Options outstanding at September 30, 2013	274	$134,091

Written swaptions activity for the period ended September 30, 2013 was as follows:

		Premiums received
Swaptions outstanding at December 31, 2012		$44,625
Swaptions written		28,575
Swaptions terminated in closing purchase transactions		—
Swaptions expired prior to exercise		—
Swaptions outstanding at September 30, 2013		$73,200

SMA Relationship Trust - Series T — Portfolio of investments

September 30, 2013 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$32,396,113	$—	$32,396,113
Asset-backed securities	—	551,565	—	551,565
Commercial mortgage-backed securities	—	9,014,740	—	9,014,740
Mortgage & agency debt securities	—	46,207,847	—	46,207,847
Municipal bonds	—	2,924,690	—	2,924,690
US government obligations	—	3,530,254	—	3,530,254
Non-US government obligations	—	766,460	—	766,460
Investment companies	—	6,273,463	—	6,273,463
Short-term investments	—	20,733,528	—	20,733,528
Options purchased	146,825	—	—	146,825
Forward foreign currency contracts, net	—	(135,493)	—	(135,493)
Futures contracts, net	(36,951)	—	—	(36,951)
Swap agreements, net	—	64,426	—	64,426
Options written	(106,538)	(33,156)	—	(139,694)
Total	$3,336	$122,294,437	$—	$122,297,773

At September 31, 2013, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Commercial mortgage-backed security	Total
Assets
Beginning balance	$0	$0
Purchases	—	—
Issuances	—	—
Sales	(1,402,892)	(1,402,892)
Accrued discounts (premiums)	(5,012)	(5,012)
Total realized gain (loss)	—	—
Change in net unrealized appreciation (depreciation)	1,407,904	1,407,904
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$—	$—

SMA Relationship Trust - Series T — Portfolio of investments

September 30, 2013 (unaudited)

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of these securities amounted to $6,741,235 or 6.67% of net assets.
[2]	Variable or floating rate security — the interest rate shown is the current rate as of September 30, 2013 and changes periodically.
[3]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[4]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/12	Purchases during the nine months ended 09/30/13	Sales during the nine months ended 09/30/13	Net realized gain/(loss) during the nine months ended 09/30/13	Change in net unrealized appreciation/ (depreciation) during the nine months ended 09/30/13	Value 09/30/13	Net income earned from affiliate for the nine months ended 09/30/13
UBS Cash Management Prime Relationship Fund	$10,010,927	$68,394,808	$57,672,207	$—	$—	$20,733,528	$15,158
UBS Credit Bond Relationship Fund	3,350,784	—	3,164,761	716,062	(902,085)	—	—
UBS High Yield Relationship Fund	1,902,883	4,250,000	—	—	120,580	6,273,463	—
UBS Opportunistic Emerging Markets Debt Relationship Fund	—	2,500,000	2,326,527	(173,473)	—	—	—
	$15,264,594	$75,144,808	$63,163,495	$542,589	$(781,505)	$27,006,991	$15,158

[5]	Payments made or received are based on the notional amount.
[6]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[7]	Payments from/to the counterparty will be received/made upon the occurrence of a bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[8]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[9]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.
[10]	Investment is illiquid. At September 30, 2013, the value of this security and other illiquid derivative instruments amounted to $73,798 or 0.07% of net assets.
[11]	Payment is based on the performance of the underlying iBoxx Liquid High Yield Index.

Portfolio acronyms
CVA	Dutch certification — depositary certificate
EURIBOR	Euro Interbank Offered Rate
FDIC	Federal Deposit Insurance Co.
GO	General Obligation
GS	Goldman Sachs
LIBOR	London Interbank Offered Rate
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/−1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Counterparty abbreviations
BB	Barclays Bank PLC
CITI	Citibank NA
GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC

Currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
JPY	Japanese Yen
USD	United States Dollar

Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

For more information regarding the Funds’ other significant accounting policies, please refer to the Funds’ semiannual report to shareholders dated June 30, 2013.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act is attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 27, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	November 27, 2013